UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): October 2, 2019

BRAEMAR HOTELS & RESORTS INC.
(Exact name of registrant as specified in its charter)

MARYLAND	001-35972	46-2488594
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BHR	New York Stock Exchange
Preferred Stock, Series B	BHR-PB	New York Stock Exchange
Preferred Stock, Series D	BHR-PD	New York Stock Exchange

ITEM 7.01    REGULATION FD DISCLOSURE.
On October 2, 2019, Braemar Hotels & Resorts Inc. (the “Company”) issued a press release announcing that it has entered into a stock purchase agreement with Ashford Inc. (NYSE American: AINC) (“Ashford”) under which Ashford purchased 19,897 shares of its common stock for $30 per share, resulting in total proceeds of approximately $0.6 million to the Company. The purchase price equates to a premium of approximately 20% based on yesterday’s closing price of Ashford common stock. Due to the parameters of the private letter ruling expected to be received from the Internal Revenue Service (“IRS”) by the Company, Ashford is only able to acquire the shares held by the Company’s taxable REIT subsidiary. Additionally, the Company announced that it currently plans to distribute the remaining 174,983 shares of Ashford common stock that it currently owns on a pro-rata basis to Braemar common shareholders and unitholders.

The pro-rata distribution of Ashford shares is contingent upon, and will occur immediately prior to, Ashford’s planned acquisition of Remington Holdings, L.P.’s hotel management business. That proposed acquisition, which was previously announced on June 3, 2019, is expected to close in the fourth quarter of 2019. The transaction remains subject to approval by Ashford’s stockholders and customary closing conditions. The stockholder vote has been set for October 24, 2019, and the Company expects to receive the official issued private letter ruling related to the Remington transaction from the IRS very soon. Additional information regarding the planned distribution will be provided at a later date.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this Form 8-K and Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit
Number     Exhibit Description

99.1	Press Release of the Company, dated October 2, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 2, 2019

BRAEMAR HOTELS & RESORTS INC.

By:	/s/ ROBERT G. HAIMAN
Robert G. Haiman
Executive Vice President, General Counsel & Secretary